Exhibit 10.26

SHADY GROVE INNOVATION CENTER

f/k/a

MARYLAND TECHNOLOGY DEVELOPMENT CENTER

LICENSE AGREEMENT

AMENDMENT 11

This addendum is made this 19 day of January, 2010, by and between MEDCO and Neogenix Oncology, Inc. (“Licensee”).

WHEREAS, MEDCO and Licensee have entered into a License Agreement dated April 28, 2004;

WHEREAS, Licensee currently occupies Labs #211, #222 and #226, and offices #260, #261, #262, #267 and #317 in the Shady Grove Innovation Center f/k/a Maryland Technology Development Center in Montgomery County, Maryland (the “Original Premises”);

WHEREAS Licensee wishes to expand and renew its office space within the Shady Grove Innovation Center and MEDCO is willing to provide for such expansion and renewal based on the terms provided for below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements stated herein, the parties agree as follows:

1.	Effective January 19, 2010, Licensee shall occupy office #318 (the “Expansion Premises”).

2.	The Monthly Payment, for the Expansion Premises, provided herein shall be as follows:

From January 19, 2010 to January 31, 2010	$207 (pro-rate)
From February 1, 2010 to April 30, 2011	$535 + $15 furniture rental charge = $550.00

3.	The aggregate Monthly Payment, to include the Monthly Payment for the Original Premises and the Expansion Premises provided for herein shall be as follows:

From February 1, 2010 to April 30, 2010	$15,049

Renewal Term:

From May 1, 2010 to April 30, 2011	$15,049

4.	Notwithstanding anything contained in the License Agreement to the contrary, effective May 1, 2010 (the “Effective Date”), the Term of the License Agreement is hereby extended for a period of One (1) year, commencing on May 1, 2010 and ending on April 30, 2011.

5.	All other provisions of the original License Agreement shall apply to this Amendment

This Amendment may be signed in counterparts.

FOR:	Maryland Economic Development Corporation	FOR:	Neogenix Oncology, Inc.

BY:		By:
Scheer Partners, Inc. SGIC Manager

Date:	12/1/10	Date:	1.19.2010

BY:	/s/ Robert C. Brennan
Robert C. Brennan Executive Director, MEDCO

Date:	2/22/10